EXHIBIT 23.1


                              ACCOUNTANTS' CONSENT

Board of Directors
Amwest Insurance Group, Inc.:

We consent to the use of our reports incorporated herein by reference.

KPMG PEAT MARWICK LLP

Los Angeles, California
August 17, 1998